Please be advised that the N-30D for American Skandia Advisor Funds, which was filed December 31, 2001, (accession 0000893220-01-501048) was filed erroneously. It was filed using the CIK/CCC for American Skandia Trust.

The correct accession number for the American Skandia Advisor Funds N-30D EDGAR filing is 893220-02-000004.